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                                                             EXHIBIT 10.17 (vi)

                        FIFTH AMENDMENT TO LOAN AGREEMENT

               THIS FIFTH AMENDMENT TO LOAN AGREEMENT, dated as of May 24, 2002 (this "Amendment"), is among DIEBOLD, INCORPORATED, an Ohio corporation (the "Company"), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the "Borrowers"), the lenders set forth on the signature pages hereof (the "Lenders"), and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  A. The Borrowers, the Lenders party thereto and the Agent are parties to a Loan Agreement dated December 1, 1999, as amended (the "Loan Agreement").

                  B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

               In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement and the other Loan Documents shall be amended as follows:

        1.1 The definition of "Facility Termination Date" contained in Section
1.1 is restated as follows:

               "Facility Termination Date" means the earlier to occur of (a) April 30, 2003 or (b) the date on which the Revolving Credit Commitments are terminated pursuant to Article VIII.

        1.2 The following definitions are added to Section 1.1 in appropriate alphabetical order:

               "Fifth Amendment" shall mean the Fifth Amendment to this Agreement dated May 24, 2002 among the Borrowers, the Lenders and the Agent.

               "Fifth Amendment Effective Date" shall mean the date as of which the Fifth Amendment is effective.

        1.3 The following is added to the end of Section 2.1:

The Borrowers and the Lenders agree that the Lenders may review the Commitments as of the Fifth Amendment Effective Date to determine whether to extend the Commitments, and that the Commitments shall be deemed terminated (without requiring any payment as a result of such termination, notwithstanding anything herein to the contrary) as of the Fifth Amendment Effective Date and reinstated and extended as of the Fifth Amendment Effective Date with the revised Facility Termination Date implemented by the Fifth Amendment.

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        ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:

        2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

        2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

        2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

        2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

        ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

        3.1 The Borrowers, the Lenders, the Swing Lender and the Agent shall have signed this Amendment.

        3.2 The Guarantors shall have signed the consent and agreement to this Amendment.

        ARTICLE IV.  MISCELLANEOUS.

        4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

        4.2 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

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        IN WITNESS WHEREOF, the parties signing this Amendment have caused this
Amendment to be executed and delivered as of the day and year first above written.

                              DIEBOLD, INCORPORATED

                              By:  /s/Gregory T. Geswein
                              Title: Senior Vice President & CFO


                              DIEBOLD INTERNATIONAL LIMITED

                              By:  /s/ Timothy J. McDannold
                              Title:  Designated Financial Officer


                              DIEBOLD SELF-SERVICE SOLUTIONS S.a.r.l.,
                              GRANGES-PACCOT

                              By:  /s/Timothy J. McDannold
                              Title:  Designated Financial Officer


                              DIEBOLD AUSTRALIA PTY LTD

                              By:  /s/Timothy J. McDannold
                              Title:  Designated Financial Officer


                              DIEBOLD GLOBAL FINANCE CENTRE LIMITED

                              By:  /s/Timothy J. McDannold
                              Title:  Designated Financial Officer


                              BANK ONE, MICHIGAN, as Agent, Swing Lender,
                              Issuer and  Lender

                               By:  /s/Glenn A. Currin
                               Title:  Managing Director


                              KEYBANK NATIONAL ASSOCIATION

                              By:  /s/Marianne T. Meil
                              Title:  Vice President

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                              NATIONAL CITY BANK

                              By:  /s/James C. Ritchie
                              Title:  Vice President


                              ABN AMRO BANK N.V.

                              By:  /s/Terrence J. Ward
                              Title:  Group Vice President

                              By:  /s/E. John Hill
                              Title:  Assistant Vice President


                              BANK OF AMERICA, N.A.

                              By:  /s/Philip Potter
                              Title:  Vice President

                              JP MORGAN CHASE BANK

                              By:  /s/Henry W. Centa
                              Title:  Vice President


                              THE BANK OF NEW YORK

                              By:  /s/Kenneth R. McDonnell
                              Title:  Assistant Vice President


                              FIRSTAR BANK

                              By:  /s/David J. Dannemiller
                              Title:  Vice President


                              HSBC BANK USA

                              By:  /s/Cynthia M. Nissen
                              Title:  First Vice President


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                              THE GOVERNOR AND COMPANY OF THE BANK

                              By:  /s/Edward Nagee
                              Title:  Director

                              By:  /s/Paul Clarke
                              Title:  Senior Manager

                              PNC BANK, NATIONAL ASSOCIATION

                              By:  /s/Joseph G. Moran
                              Title:  Vice President

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                              CONSENT AND AGREEMENT

        As of the date and year first above written, each of the undersigned hereby:

        (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

        (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and

        (c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                                          DIEBOLD INVESTMENT COMPANY

                                          By:  /s/Margaret Pulgini
                                          Title:  VP/Treasurer

                                          DIEBOLD FINANCE COMPANY, INC.

                                          By:  /s/Margaret Pulgini
                                          Title:  VP/Treasurer

                                          DIEBOLD CREDIT CORPORATION

                                          By:  /s/Charee Francis-Vogelsang
                                          Title:  Vice President & Secretary

                                          DIEBOLD SST HOLDING COMPANY, INC.

                                          By:  /s/Charee Francis-Vogelsang
                                          Title:  Vice President & Secretary

                                          DIEBOLD SELF-SERVICE SYSTEMS

                                          By:  /s/Charee Francis-Vogelsang
                                          Title:  Secretary
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                                          DIEBOLD HOLDING COMPANY, INC.

                                          By:  /s/Charee Francis-Vogelsang
                                          Title:  Assistant Secretary

                                          DIEBOLD MEXICO HOLDING COMPANY, INC.

                                          By:  /s/Charee Francis-Vogelsang
                                          Title:  Secretary

                                          DIEBOLD LATIN AMERICA HOLDING COMPANY,
                                          INC.

                                          By:  /s/Charee Francis-Vogelsang
                                          Title:  Secretary